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                                                                    EXHIBIT 10h


                   [CHILDRESS KLEIN PROPERTIES LETTERHEAD]


November 21, 1996

Mr. Brent Buck
Murray Income Properties
299 South 9th Street
Suite 203
Oxford, MS  38655

RE:      Tower Place Festival
         Management Contract Renewal

Dear Brent:

Our current management agreement, dated December 12, 1994 and renewed December 1, 1995 in a letter agreeement between Murray Income Properties and CK Retail Charlotte Overhead Limited Partnership is in the process of expiring. It is our desire to renew this management contract until December 31, 1997, upon the same terms and conditions as the previous management, dated December 12, 1994, with the exception that the term shall now expire on December 31, 1997. I have attached as Exhibit "A", a copy of the December 12, 1994 management agreement and would like you to indicate your approval of the renewal and the new expiration date by signing this renewal agreement in the appropriate space below.

It has been a pleasure to be the property manager/leasing agent at Tower Place Festival and we look forward to continuing our relationship as your management agent in the future.

RENEWAL AGREEMENT ACCEPTED:

CK Charlotte Overhead Limited Partnership  Tower Place Joint Venture
a North Carolina Limited Partnership       By:  Murray Income Properties I, LTD.
By:  Childress Klein Retail-Charlotte           A Texas Ltd. Partnership,
     #2, Inc., Its General Partner              Joint Venture
                                           By:  Murray Realty Investors VIII,
                                                Inc.
                                                A Texas Corp., General Partner


BY:  /s/DAVID S. MILLER                    BY:  /s/BRENT BUCK
     --------------------------                 -------------------------------
     David S. Miller, President                 Brent Buck, Executive
                                                Vice President


Attest/Witness:                            Witness:

/s/ALYSON  J. NARRON                       /s/ANNE BUCK
-------------------------------            ------------------------------------
Title:   Alyson Narron                     Name:    Anne Buck


(Corporate Seal)